Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Apr. 21, 2012
Document And Entity Information
Entity Registrant Name	IMAGEWARE SYSTEMS INC
Entity Central Index Key	0000941685
Document Type	S-1
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Is Entity a Well-known Seasoned Issuer?	No
Is Entity a Voluntary Filer?	No
Is Entity's Reporting Status Current?	Yes
Entity Filer Category	Smaller Reporting Company
Entity Public Float		$ 678,989
Entity Common Stock, Shares Outstanding		67,988,916
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2011

CONDENSED CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash and cash equivalents	$ 6,773
Accounts receivable, net of allowance for doubtful accounts of $5 at September 30, 2011 and December 31, 2010	348	239
Inventory, net	45	12
Other current assets	66	57
Total Current Assets	7,232	411
Property and equipment, net	18	19
Other assets	58	58
Intangible assets, net of accumulated amortization	63	78
Goodwill	3,416	3,416
Total Assets	10,787	3,982
LIABILITIES AND SHAREHOLDERS' DEFICIT
Accounts payable	1,103	1,161
Deferred revenue	1,066	1,073
Billings in excess of costs and estimated earnings on uncompleted contracts		241
Accrued expenses	2,005	1,822
Secured note payable, net of discount
Additional financing obligation
Notes payable to related parties	110	110
Total Current Liabilities	4,284	4,407
Convertible secured notes payable, net of discount		1,427
Derivative liabilities	11,824	15,653
Pension obligation	391	401
Total Liabilities	16,499	21,888
Shareholders' deficit:
Series B convertible redeemable preferred stock, $0.01 par value; designated 750,000 shares, 389,400 shares issued, and 239,400 shares outstanding at September 30, 2011 and December 31, 2010; liquidation preference $772 and $734 at September 30, 2011 and December 31, 2010, respectively	2	2
Series C convertible preferred stock, $0.01 par value; designated 3,500 shares, 2,500 shares issued, and 2,200 shares outstanding at September 30, 2011 and December 31, 2010; liquidation preference $3,087 and $2,956 at September 30, 2011 and December 31, 2010, respectively
Series D convertible preferred stock, $0.01 par value; designated 3,000 shares, 2,310 shares issued, and 2,085 shares outstanding at September 30, 2011 and December 31, 2010; liquidation preference $2,792 and $2,660 at September 30, 2011 and December 31, 2010, respectively
Common stock, $0.01 par value, 50,000,000 shares authorized; 26,334,766 and 23,845,481 shares issued at September 30, 2011 and December 31, 2010, respectively, and 26,328,062 and 23,838,777 shares outstanding at September 30, 2011 and December 31, 2010, respectively	679	237
Additional paid in capital	101,720	85,186
Treasury stock, at cost - 6,704 shares	(64)	(64)
Accumulated other comprehensive loss	(65)	(62)
Accumulated deficit	(107,984)	(103,205)
Total Shareholders' deficit	(5,712)	(17,906)
Total Liabilities and Shareholders' Deficit	$ 10,787	$ 3,982

CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Statement of Financial Position [Abstract]
Accounts receivable, net of allowance for doubtful accounts	$ 4	$ 5
Preferred stock, shares authorized	4,000,000	4,000,000
Series B convertible redeemable , Par value	$ 0.01	$ 0.01
Series B convertible redeemable , designated	750,000	750,000
Series B convertible redeemable k, shares issued	389,400	389,400
Series B convertible redeemable , shares outstanding	239,400	239,400
Series B convertible redeemable , liquidation preference	786	734
Series C 8% convertible preferred stock, par value	$ 0.01	$ 0.01
Series C 8% convertible preferred stock,designated	3,500	3,500
Series C 8% convertible preferred stock, shares issued	2,500	2,500
Series C 8% convertible preferred stock, shares outstanding	0	2,200
Series C 8% convertible preferred stock, liquidation preference	0	2,956
Series D 8% convertible preferred stock, par value	$ 0.01	$ 0.01
Series D 8% convertible preferred stock, designated	3,000	3,000
Series D 8% convertible preferred stock, shares issued	2,310	2,310
Series D 8% convertible preferred stock, shares outstanding	0	2,085
Series D 8% convertible preferred stock, liquidation preference	0	2,660
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorised	150,000,000	50,000,000
Common stock, shares issued	67,995,620	23,845,481
Common stock, shares outstanding	67,988,916	23,838,777
Treasury stock, shares	6,704	6,704

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Revenues:
Product	$ 2,596	$ 3,192
Maintenance	2,878	2,619
Total	5,474	5,811
Cost of revenues:
Product	459	1,059
Maintenance	935	938
Gross profit	4,080	3,814
Operating expenses:
General and administrative	2,327	2,546
Sales and marketing	1,404	1,528
Research and development	2,664	2,531
Depreciation and amortization	28	50
Total	6,423	6,655
Loss from operations	(2,343)	(2,841)
Interest expense, net	4,851	1,123
Change in fair value of additional financing obligation		(551)
Change in fair value of derivative liabilities	3,970	(738)
Financing expense
Loss on debt modification		1,100
Other income, net	(25)	(328)
Income (loss) before income taxes	(3,199)	(4,923)
Income tax expense	(19)	126
Net income (loss)	(3,180)	(5,049)
Preferred dividends	(383)	(396)
Net income (loss) available to common shareholders	$ (3,563)	$ (5,445)
Basic income (loss) per common share:
Net income (loss)	$ (0.12)	$ (0.22)
Preferred dividends	$ (0.01)	$ (0.02)
Basic income (loss) per share available to common shareholders	$ (0.13)	$ (0.24)
Basic weighted-average shares	27,316,475	23,175,405
Diluted income (loss) per common share:
Diluted income (loss) per share available to common shareholders	$ (0.13)	$ (0.24)
Diluted weighted-average shares	27,316,475	23,175,405

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities
Net income	$ (3,180)	$ (5,049)
Depreciation and amortization	28	50
Amortization of debt discount and debt issuance costs	4,448	675
Accretion of additional financing obligation costs
Loss on debt modification		1,100
Change in fair value of additional financing obligation		(551)
Change in fair value of derivative liabilities	(3,970)	738
Non-cash warrant financing expense		74
Stock issued in lieu of cash	13
Stock based compensation	289	243
Accounts receivable, net	(109)	388
Inventory, net	(33)	209
Other assets	(9)	20
Intangible assets
Accounts payable	(58)	206
Accrued expenses	570	150
Deferred revenue	(7)	(262)
Billings in excess of costs and estimated earnings on uncompleted contracts	(241)	(33)
Pension obligation	(10)	(28)
Total adjustments	911	2,979
Net cash used in operating activities	(2,269)	(2,070)
Cash flows from investing activities
Purchase of property and equipment	(11)	(13)
Net cash used in investing activities	(11)	(13)
Cash flows from financing activities
Proceeds from exercised stock options	4
Proceeds from exercised stock purchase warrants	655	500
Repayment of notes payable	(1,500)	(4,430)
Proceeds from issuance of common stock and warrants, net	8,544
Financing costs
Proceeds from issuance of notes payable	1,250	5,750
Net cash provided by financing activities	8,953	1,820
Effect of exchange rate changes on cash	(3)	24
Net increase (decrease) in cash and cash equivalents	6,670	(239)
Cash and cash equivalents at end of period	6,773
Supplemental disclosure of cash flow information:
Cash paid for interest		418
Cash paid for income taxes
Summary of non-cash investing and financing activities:
Conversion of notes payable and related interest to common stock	5,637
Issuance of common stock pursuant to restricted stock grants		8
Warrants issued with notes payable	188	3,238
Additional financing obligation issued with notes payable
Non-cash fees added to secured note payable		85
Beneficial conversion feature of convertible debt	188	1,079
Conversion of preferred stock into common stock	1,599	27
Issuance of common stock pursuant to cashless warrant exercises	12	5
Reclassification of previously bifurcated conversion option on warrants and preferred stocks	$ 5,672

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Unaudited) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Consolidated Statements Of Comprehensive Loss
Net income (loss)	$ (3,180)	$ (5,049)
Additional minimum pension liability	(28)	42
Foreign currency translation adjustment	25	(18)
Comprehensive income (loss)	$ (3,183)	$ (5,025)

DESCRIPTION OF BUSINESS AND OPERATIONS	12 Months Ended
Dec. 31, 2011
Description Of Business And Operations
Note 1. DESCRIPTION OF BUSINESS AND OPERATIONS

Overview

ImageWare Systems, Inc. (the “Company”) is incorporated in the state of Delaware. The Company is a pioneer and leader in the emerging market for biometrically enabled software-based identity management solutions. Using those human characteristics that are unique to us all, the Company creates software that provides a highly reliable indication of a person’s identity. The Company’s “flagship” product is the patented IWS Biometric Engine®. The Company’s products are used to manage and issue secure credentials, including national IDs, passports, driver licenses and access control credentials. The Company’s products also provide law enforcement with integrated mug shot, fingerprint LiveScan and investigative capabilities. The Company also provides comprehensive authentication security software using biometrics to secure physical and logical access to facilities or computer networks or Internet sites. Biometric technology is now an integral part of all markets the Company addresses and all of the products are integrated into the IWS Biometric Engine.

Recent Developments

On December 20, 2011, the Company consummated an equity financing resulting in gross proceeds of  $10.0 million (“Qualified Financing”), including the $750,000 of promissory notes converted into the Qualified Financing.  In connection with the Qualified Financing, the Company issued 20,000,000 shares of its common stock (the “Shares”), and warrants to purchase 12,207,500 shares of its common stock exercisable for $0.50 per share (“Warrants”), which number includes 2,207,500 shares issuable upon exchange of warrants issued to MDB Capital Group in consideration for acting as a placement agent in connection with the Qualified Financing.  The Warrants expire five years from the date of grant.   In connection with the Qualified Financing, the Company also issued 90,000 shares of common stock and a warrant exercisable for 45,000 shares of common stock in lieu of cash in payment for legal fees related to the Qualified Financing. That Warrant also has a five year life and is exercisable for $0.50 per share. Further, warrants to purchase 250,000 shares of the Company’s common stock at an exercise price of $0.50, which expire two years from the date of grant, were issued to a significant investor to cover certain expenses related to and in anticipation of the Qualified Financing.

The Company evaluated the warrants issued pursuant to the Qualified Financing under the provisions of ASC 815, “Derivatives and Hedging-Contracts in Entity’s Own Equity-Scope and Scope Exceptions” and determined that 12,252,500 of the warrants require derivative liability classification. Accordingly, we recorded approximately $5,626,000 in derivative liability based on the grant date fair value of the warrants as determined by the Black Scholes valuation model.

As a result of the Qualified Financing, the Company’s Series C 8% Convertible Preferred Stock (“Series C Preferred”) and Series D 8% Convertible Preferred Stock (“Series D Preferred”) were automatically converted into 11,768,525 shares of common stock.  In addition, in connection with the Qualified Financing, (i) the anti-dilution provision contained in certain of the Company's existing warrants were amended resulting in such warrants no longer qualifying as derivative liabilities; and (ii) a significant investor ("Investor") exchanged $4.5 million principal amount of convertible promissory notes of the Company ("Exchanged Notes"), and accrued but unpaid interest on the Exchanged Notes and on an additional $2.25 million in promissory notes, into 9,774,559 shares of the Company’s common stock ("Exchange Shares"). The Investor also agreed to convert $750,000 principal amount of additional promissory notes held by the Investor and invest the proceeds into the Qualified Financing.

SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany transactions and balances have been eliminated.

Operating Cycle

Assets and liabilities related to long-term contracts are included in current assets and current liabilities in the accompanying consolidated balance sheets, although they will be liquidated in the normal course of contract completion which may take more than one operating cycle.

Use of Estimates

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expense during the reporting period. Significant estimates include the allowance for doubtful accounts receivable, calculation of the Company’s tax provision, inventory obsolescence reserve, deferred tax asset valuation allowances, accounting for loss contingencies, recoverability of goodwill and acquired intangible assets and amortization periods, assumptions used in the Black-Scholes model to calculate the fair value of share based payments, assumptions used in the application of fair value methodologies to calculate the fair value of derivative liabilities and revenue and cost of revenues recognized under the percentage of completion method. Actual results could differ from estimates.

Cash and Cash Equivalents

The Company defines cash equivalents as highly liquid investments with original maturities of less than 90 days that are not held for sale in the ordinary course of business.

Accounts Receivable

In the normal course of business, the Company extends credit without collateral requirements to its customers that satisfy pre-defined credit criteria. Accounts receivable are recorded net of an allowance for doubtful accounts. Accounts receivable are considered delinquent when the due date on the invoice has passed. The Company records its allowance for doubtful accounts based upon its assessment of various factors. The Company considers historical experience, the age of the accounts receivable balances, the credit quality of its customers, current economic conditions and other factors that may affect customers’ ability to pay to determine the level of allowance required. Accounts receivable are written off against the allowance for doubtful accounts when all collection efforts by the Company have been unsuccessful.

Inventories

Inventories are stated at the lower of cost, determined using the average cost method, or market.

Property, Equipment and Leasehold Improvements

Property and equipment, consisting of furniture and equipment, are stated at cost and are being depreciated on a straight-line basis over the estimated useful lives of the assets, which generally range from three to five years. Maintenance and repairs are charged to expense as incurred. Major renewals or improvements are capitalized. When assets are sold or abandoned, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is recognized. Expenditures for leasehold improvements are capitalized. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements.

Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including accounts receivable, accounts payable, accrued expenses, deferred revenues and notes payable to related parties, the carrying amounts approximate fair value due to their relatively short maturities.

Derivative Financial Instruments

The Company does not use derivative instruments to hedge exposures to cash flow, market or foreign currency risks.

The Company reviews the terms of the common and preferred stock, warrants and convertible debt it issues to determine whether there are embedded derivative instruments, including embedded conversion options, which are required to be bifurcated and accounted for separately as derivative financial instruments. In circumstances where the host instrument contains more than one embedded derivative instrument, including the conversion option, that is required to be bifurcated, the bifurcated derivative instruments are accounted for as a single, compound derivative instrument.

Bifurcated embedded derivatives are initially recorded at fair value and are then revalued at each reporting date with changes in the fair value reported as non-operating income or expense. When the equity or convertible debt instruments contain embedded derivative instruments that are to be bifurcated and accounted for as liabilities, the total proceeds received are first allocated to the fair value of all the bifurcated derivative instruments. The remaining proceeds, if any, are then allocated to the host instruments themselves, usually resulting in those instruments being recorded at a discount from their face value.

The discount from the face value of the convertible debt, together with the stated interest on the instrument, is amortized over the life of the instrument through periodic charges to interest expense, using the effective interest method.

Revenue Recognition

The Company recognizes revenue from the following major revenue sources:

●	Long-term fixed-price contracts involving significant customization
●	Fixed-price contracts involving minimal customization

●	Software licensing
●	Sales of computer hardware and identification media

●	Postcontract customer support (PCS)

The Company’s revenue recognition policies are consistent with U.S. GAAP including the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 985-605, “Software Revenue Recognition”, ASC 605-35 “Revenue Recognition, Construction-Type and Production-Type Contracts”, “Securities and Exchange Commission Staff Accounting Bulletin 104”, and ASC 605-25 “Revenue Recognition, Multiple Element Arrangements”. Accordingly, the Company recognizes revenue when all of the following criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the fee is fixed or determinable, and collectability is reasonably assured.

The Company recognizes revenue and profit as work progresses on long-term, fixed-price contracts involving significant amount of hardware and software customization using the percentage of completion method based on costs incurred to date compared to total estimated costs at completion. The primary components of costs incurred are third party software and direct labor cost including fringe benefits. Revenues recognized in excess of amounts billed are classified as current assets under “Costs and estimated earnings in excess of billings on uncompleted contracts”. Amounts billed to customers in excess of revenues recognized are classified as current liabilities under “Billings in excess of costs and estimated earnings on uncompleted contracts”. Revenue from contracts for which the Company cannot reliably estimate total costs or there are not significant amounts of customization are recognized upon completion. The Company also generates non-recurring revenue from the licensing of its software. Software license revenue is recognized upon the execution of a license agreement, upon deliverance, when fees are fixed and determinable, when collectability is probable and when all other significant obligations have been fulfilled. The Company also generates revenue from the sale of computer hardware and identification media. Revenue for these items is recognized upon delivery of these products to the customer. The Company’s revenue from periodic maintenance agreements is generally recognized ratably over the respective maintenance periods provided no significant obligations remain and collectability of the related receivable is probable. Pricing of maintenance contracts is consistent period to period and calculated as a percentage of the software or hardware revenue which is approximately 15% annually. Amounts collected in advance for maintenance services are included in current liabilities under "Deferred revenue". Sales tax collected from customers is excluded from revenue.

Goodwill

The Company accounts for its intangible assets under the provisions of ASC 350, “Intangibles - Goodwill and Other”. In accordance with ASC 350, intangible assets with a definite life are analyzed for impairment under ASC 360-10-05 “Property, Plant and Equipment” and intangible assets with an indefinite life are analyzed for impairment under ASC 360 annually, or more often if circumstances dictate. The Company performs its annual goodwill impairment test in the fourth quarter of each year. In accordance with ASC 350, goodwill, or the excess of cost over fair value of net assets acquired is tested for impairment using a fair value approach at the “reporting unit” level. A reporting unit is the operating segment, or a business one level below that operating segment (referred to as a component) if discrete financial information is prepared and regularly reviewed by management at the component level. The Company’s reporting unit is at the entity level. The Company recognizes an impairment charge for any amount by which the carrying amount of a reporting unit’s goodwill exceeds its fair value. The Company uses fair value methodologies to establish fair values.

The Company did not record any goodwill impairment charges for the years ended December 31, 2011 or 2010.

Intangible and Long Lived Assets

Intangible assets are carried at their cost less any accumulated amortization. Any costs incurred to renew or extend the life of an intangible or long lived asset are reviewed for capitalization. The Company evaluates long-lived assets for impairment whenever events or changes in circumstances indicate their net book value may not be recoverable. When such factors and circumstances exist, the Company compares the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amount. Impairment, if any, is based on the excess of the carrying amount over the fair value, based on market value when available, or discounted expected cash flows, of those assets and is recorded in the period in which the determination is made. The Company’s management currently believes there is no impairment of its long-lived assets. There can be no assurance, however, that market conditions will not change or demand for the Company’s products under development will continue. Either of these could result in future impairment of long-lived assets.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. The Company places its cash with high quality financial institutions and at times during the years ended December 31, 2011 and 2010 exceeded the FDIC insurance limits of $250,000 for 2011 and 2010. Sales are typically made on credit and the Company generally does not require collateral. The Company performs ongoing credit evaluations of its customers’ financial condition and maintains an allowance for doubtful accounts. The Company considers historical experience, the age of the accounts receivable balances, the credit quality of its customers, current economic conditions and other factors that may affect customers’ ability to pay to determine the level of allowance required. Accounts receivable are presented net of an allowance for doubtful accounts of approximately $4,000 and $5,000 at December 31, 2011 and 2010, respectively.

For the year ended December 31, 2011 one customer accounted for approximately 34%, or $1,836,000 of total revenues and had trade receivables of $0 as of the end of the year. For the year ended December 31, 2010 two customers accounted for approximately 31% or $1,803,000 of total revenues and had trade receivables of approximately $15,000 as of the end of the year.

Stock Based Compensation

At December 31, 2011, the Company had two stock-based compensation plans for employees and nonemployee directors, which authorize the granting of various equity-based incentives including stock options and restricted stock.

The Company estimates the fair value of its stock options using a Black-Scholes option-pricing model, consistent with the provisions of ASC 718, “Compensation – Stock Compensation”. The fair value of stock options granted is recognized to expense over the requisite service period. Stock-based compensation expense for all share-based payment awards is recognized using the straight-line single-option method. Stock-based compensation expense is reported in operating expenses based upon the departments to which substantially all of the associated employees report and credited to additional paid-in-capital. Stock-based compensation expense related to equity options was approximately $250,000 and $204,000 for the years ended December 31, 2011 and 2010, respectively. In January 2010, the Company issued 847,258 shares of restricted stock to members of management and the Board. These shares will vest quarterly over a three-year period. The restricted shares were issued as compensation for the cancellation of 1,412,096 options held by members of management and the Board. The Company evaluated the exchange in accordance with ASC 718 and determined there was no incremental cost to be recorded in conjunction with the exchange as the fair value of the options surrendered at the modification date exceeded the fair value of the restricted shares issued at the modification date. The Company recorded approximately $39,000 in compensation expense for the years ended December 31, 2011 and 2010 related to these restricted shares.

ASC 718 requires the use of a valuation model to calculate the fair value of stock-based awards. The Company has elected to use the Black-Scholes option-pricing model, which incorporates various assumptions including volatility, expected life, and interest rates. The Company is required to make various assumptions in the application of the Black-Scholes option-pricing model. The Company has determined that the best measure of expected volatility is based on the historical weekly volatility of the Company’s common stock. Historical volatility factors utilized in the Company’s Black-Scholes computations for years ended December 31, 2011 and 2010 ranged from 135% to 144%. The Company has elected to estimate the expected life of an award based upon the SEC approved “simplified method” noted under the provisions of Staff Accounting Bulletin No. 110. The expected term used by the Company during the years ended December 31, 2011 and 2010 was 5.9 years. The difference between the actual historical expected life and the simplified method was immaterial. The interest rate used is the risk free interest rate and is based upon U.S. Treasury rates appropriate for the expected term. Interest rates used in the Company’s Black-Scholes calculations for the years ended December 31, 2011 and 2010 averaged 2.6%. Dividend yield is zero as the Company does not expect to declare any dividends on the Company’s common shares in the foreseeable future.

In addition to the key assumptions used in the Black-Scholes model, the estimated forfeiture rate at the time of valuation is a critical assumption. The Company has estimated an annualized forfeiture rate of approximately 9.7% for corporate officers, 4.1% for members of the Board of Directors and 6.0% for all other employees. The Company reviews the expected forfeiture rate annually to determine if that percent is still reasonable based on historical experience.

Income Taxes

Current income tax expense or benefit is the amount of income taxes expected to be payable or refundable for the current year. A deferred income tax asset or liability is computed for the expected future impact of differences between the financial reporting and tax bases of assets and liabilities and for the expected future tax benefit to be derived from tax credits and loss carryforwards. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Foreign Currency Translation

The financial position and results of operations of the Company’s foreign subsidiaries are measured using the foreign subsidiary’s local currency as the functional currency. Revenues and expenses of such subsidiaries have been translated into U.S. dollars at average exchange rates prevailing during the period. Assets and liabilities have been translated at the rates of exchange on the balance sheet date. The resulting translation gain and loss adjustments are recorded directly as a separate component of shareholders’ equity, unless there is a sale or complete liquidation of the underlying foreign investments. The Company translates foreign currencies of its German, Canadian and Mexican subsidiaries. The cumulative translation adjustment, which is recorded in accumulated other comprehensive income, increased approximately $25,000 for the year ended December 31, 2011 and decreased approximately $18,000 for the year ended December 31, 2010.

Comprehensive Income

Comprehensive income consists of net gains and losses affecting shareholders’ deficit that, under generally accepted accounting principles, are excluded from net loss. For the Company, the only items are the cumulative translation adjustment and the additional minimum liability related to the Company’s defined benefit pension plan, recognized pursuant to ASC 715-30, "Compensation - Retirement Benefits - Defined Benefit Plans – Pension".

Advertising Costs

The Company expenses advertising costs as incurred. The Company did not incur any advertising expense during the years ended December 31, 2011 and 2010.

Loss Per Share

Basic loss per common share is calculated by dividing net loss available to common shareholders for the period by the weighted-average number of common shares outstanding during the period. Diluted loss per common share is calculated by dividing net loss available to common shareholders for the period by the weighted-average number of common shares outstanding during the period, adjusted to include, if dilutive, potential dilutive shares consisting of convertible preferred stock, convertible notes payable, stock options and warrants, calculated using the treasury stock and if-converted methods.  For diluted loss per share calculation purposes, the net loss available to commons shareholders is adjusted to add back any preferred stock dividends and any interest on convertible debt reflected in the consolidated statement of operations for the respective periods.

(Amounts in thousands except share and per share amounts)	Year Ended December 31,
	2011	2010
Numerator for basic and diluted loss per share:
Net loss	$(3,180)	$(5,049)
Preferred dividends	(383)	(396)
Net loss available to common shareholders	$(3,563)	$(5,445)

Denominator for basic loss per share — weighted-average shares outstanding	27,316,475	23,175,405
Effect of dilutive securities	—	—
Denominator for diluted loss per share — weighted-average shares outstanding	27,316,475	23,175,405

Basic and diluted loss per share:
Net loss	$(0.12)	$(0.22)
Preferred dividends	(0.01)	(0.02)
Net loss available to common shareholders	$(0.13)	$(0.24)

The Company has excluded the following weighted-average securities from the calculation of diluted loss per share, as their effect would have been antidilutive:

Potential Dilutive Securities:	Common Share Equivalents at December 31, 2011	Common Share Equivalents at December 31, 2010
Convertible notes payable	205,255	10,700,109
Convertible preferred stock – Series B	58,415	54,784
Convertible preferred stock – Series C	—	5,854,290
Convertible preferred stock – Series D	—	5,249,296
Stock options	1,707,713	1,463,295
Restricted stock grants	360,000	360,000
Warrants	28,453,760	19,737,612
Total Potential Dilutive Securities	30,785,143	43,419,386

Recently Issued Accounting Standards

From time to time, new accounting pronouncements are issued by the FASB, or other standard setting bodies, which are adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company’s management believes that the impact of recently issued standards that are not yet effective will not have a material impact on the Company’s consolidated financial statements upon adoption.

FASB ASU 2010-06. In January 2010, the FASB issued ASU 2010-06, which amends the disclosure requirements relating to recurring and nonrecurring fair value measurements. New disclosures are required about transfers into and out of the Levels 1 and 2 fair value hierarchy and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. This ASU also requires an entity to present information about purchases, sales, issuances and settlements for significant unobservable inputs on a gross basis rather than as a net number. This ASU was effective for us with the reporting period beginning January 1, 2010, except for the disclosures on the roll forward activities for Level 3 fair value measurements, which became effective for the Company beginning January 1, 2011. The adoption of this ASU had no impact on the Company’s financial position and results of operations, as it only requires additional disclosures.

FASB ASU 2010-29.  In December 2010, the FASB issued ASU 2010-29, which requires an entity to disclose revenue and earnings of a combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual period only.  It also requires pro forma disclosures to include a description of the nature and amount of the material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings.   The adoption of ASU 2010-29 did not impact the Company’s consolidated financial statements as there were no business combinations to report.

FASB ASU 2011-05. In June 2011 the FASB issued ASU 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income”. This new accounting standard: (1) eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity; (2) requires the consecutive presentation of the statement of net income and other comprehensive income; and (3) requires an entity to present reclassification adjustments on the face of the financial statements from other comprehensive income to net income. This new standard does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income, nor does it affect how earnings per share is calculated or presented. ASU 2011-05 is required to be applied retrospectively and is effective for fiscal years and interim periods within those years beginning after December 15, 2011, with early adoption permitted. As this new standard only requires enhanced disclosure, the adoption of ASU 2011-05 will not impact the Company’s financial position or results of operations.

FASB ASU 2011-08.  In September 2011 the FASB issued ASU 2011-08, “Goodwill and Other (Topic 350): Testing Goodwill for Impairment”. This new accounting standard simplifies goodwill impairment tests and states that a qualitative assessment may be performed to determine whether further impairment testing is necessary. ASU 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The adoption of ASU 2011-08 did not have a material impact on the Company’s consolidated financial statements.

FASB ASU 2011-11.  The FASB has issued ASU 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities”. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Coinciding with the release of ASU No. 2011-11, the International Accounting Standards Board (IASB) has issued Disclosures - Offsetting Financial Assets and Financial Liabilities (Amendments to International Financial Reporting Standards 7). This amendment requires disclosures about the offsetting of financial assets and financial liabilities common to those in ASU 2011-11. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company does not expect the adoption of this pronouncement to have a material impact on its consolidated financial statements.

FASB ASU 2011-12. The FASB has issued ASU 2011-12, “Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05”. The amendments to the Codification in ASU 2011-12 are effective at the same time as the amendments in ASU 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income”, so that entities will not be required to comply with the presentation requirements in ASU 2011-05 that ASU 2011-12 is deferring. In order to defer only those changes in ASU 2011-05 that relate to the presentation of reclassification adjustments, the paragraphs in ASU 2011-12 supersede certain pending paragraphs in ASU 2011-05. The amendments are being made to allow the FASB time to redeliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. While the FASB is considering the operational concerns about the presentation requirements for reclassification adjustments and the needs of financial statement users for additional information about reclassification adjustments, entities should continue to report reclassifications out of accumulated other comprehensive income consistent with the presentation requirements in effect before ASU 2011-05. All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. Public entities should apply these requirements for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company does not expect the adoption of this pronouncement to have a material impact on its consolidated financial statements.

Reclassifications

Certain reclassifications were made to the 2010 consolidated financial statements in order to conform to the presentation of the 2011 consolidated financial statements. The reclassifications did not have any effect on previously reported shareholders’ deficit, net loss or net cash flows

FAIR VALUE ACCOUNTING	12 Months Ended
Dec. 31, 2011
Fair Value Accounting
NOTE 3. FAIR VALUE ACCOUNTING

The Company accounts for fair value measurements in accordance with ASC 820, “Fair Value Measurements and Disclosures,” which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.

ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

Level 2	Applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3	Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The following table sets forth the Company’s financial assets and liabilities measured at fair value by level within the fair value hierarchy. As required by ASC 820, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

	Fair Value at December 31, 2011
($ in thousands)	Total	Level 1		Level 2	Level 3

Assets:
Pension assets	$1,455		$1,455	$	$
Totals	$1,455		$1,455	$	$
Liabilities:
Derivative liabilities	$11,824	$		$		$11,824
Totals	$11,824	$		$		$11,824

	Fair Value at December 31, 2010
($ in thousands)	Total	Level 1	Level 2	Level 3

Assets:
Pension assets	$1,369	$1,369	$—	$—
Totals	$1,369	$1,369	$—	$—
Liabilities:
Derivative liabilities	$15,653	$—	$—	$15,653
Totals	$15,653	$—	$—	$15,653

The Company’s pension assets are classified within Level 1 of the fair value hierarchy because they are valued using market prices. The pension assets are primarily comprised of the cash surrender value of insurance contracts. All plan assets are managed in a policyholder pool in Germany by outside investment managers. The investment objectives for the plan are the preservation of capital, current income and long-term growth of capital.

The Company records derivative liabilities on its consolidated balance sheet related to certain common stock warrants and the conversion feature embedded in its Series C and Series D Preferred Stock. The fair value of the Company’s derivative liabilities are classified within Level 3 of the fair value hierarchy because they are valued using pricing models that incorporate management assumptions that cannot be corroborated with observable market data. The Company uses Monte-Carlo simulation methodologies and the Black Scholes option pricing model in the determination of the fair value of the derivative liabilities. The Monte-Carlo simulation methodologies are affected by the Company’s stock price as well as assumptions regarding the expected stock price volatility over the term of the derivative liabilities in addition to the probability of future financings. The Black-Scholes option-pricing model is affected by the Company’s stock prices as well as assumptions regarding the expected stock price volatility of the term of the derivative liabilities in addition to interest rates and dividend yields.

Prior to the settlement of the Company’s secured notes payable and additional financing obligation in full in 2010, the fair value of the Company’s additional financing obligation was classified within Level 3 of the fair value hierarchy because they were valued using pricing models that incorporated management assumptions that could not be corroborated with observable market data.  The Company utilized various pricing models that were consistent with what other market participants would use.  Significant assumptions used in calculating the fair value of the additional financing obligation included the application of the Black-Scholes option pricing model.  The determination of fair value of the additional financing obligation using the Black-Scholes option-pricing model was affected by the stock price as well as assumptions regarding the expected stock price volatility over the term of these instruments. The Company calculated the expected volatility assumptions based on the historical volatility of the Company’s stock.

The Company monitors the activity within each level and any changes with the underlying valuation techniques or inputs utilized to recognize if any transfers between levels are necessary. That determination is made, in part, by working with outside valuation experts for Level 3 instruments and monitoring market related data and other valuation inputs for Level 1 and Level 2 instruments.

A reconciliation of the Company’s liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) is as follows:

($ in thousands)	Additional Financing Obligation	Derivative Liabilities

Balance December 31, 2009	$1,504	$11,603
Included in earnings	(551)	738
Settlements	(2,108)	—
Issuances	1,155	3,312
Transfers in and /or out of Level 3	—	—
Balance at December 31, 2010	$—	$15,653
Included in earnings	—	(3,970)
Settlements	—	(5,672)
Issuances	—	5,813
Transfers in and/or out of Level 3	—	—
Balance at December 31, 2011	$—	$11,824

All unrealized gains or losses resulting from changes in value of any Level 3 instruments are reflected as a separate line in the consolidated statement of operations in arriving at net loss. The Company is not a party to any hedge arrangements, commodity swap agreement or any other derivative financial instruments. See further disclosures regarding the Company’s derivative liabilities in Note 11.

INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 4. INTANGIBLE ASSETS AND GOODWILL

The following table presents the changes in the carrying amounts of the Company’s acquired intangible assets for the years ended December 31, 2011 and 2010. All intangible assets are being amortized over their estimated useful lives with no estimated residual values.

($ in thousands)	Total
Balance of intangible assets as of December 31, 2009	$94
Intangible assets acquired	—
Amortization	(16)
Impairment losses	—

Balance of intangible assets as of December 31, 2010	$78
Intangible assets acquired	—
Amortization	(15)
Impairment losses	—
Balance of intangible assets as of December 31, 2011	$63

The Company annually, or more frequently if events or circumstances indicate a need, tests the carrying amount of goodwill for impairment. The Company performs its annual impairment test in the fourth quarter of each year. A two-step impairment test is used to first identify potential goodwill impairment and then measure the amount of goodwill impairment loss, if any. These tests were conducted by determining and comparing the fair value, employing the market approach, of the Company’s reporting unit to the carrying value of the reporting unit. The Company continues to have only one reporting unit, Identity Management. Based on the results of these impairment tests, the Company determined that its goodwill was not impaired as of December 31, 2011 and 2010.

Amortization expense for the years ended December 31, 2011 and 2010 was approximately $15,000 and $16,000, respectively.

The estimated acquired intangible amortization expense for the next five fiscal years is as follows:

Fiscal Year Ended December 31,	Estimated Amortization Expense ($ in thousands)
2012	$16
2013	16
2014	16
2015	15
2016	—
Thereafter	—
Totals	$63

RELATED PARTIES TRANSACTIONS	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
NOTE 5. RELATED PARTIES

As more fully described in Note 10 to these consolidated financial statements, on November 14, 2008, the Company entered into a series of convertible promissory notes (the “Related Party Convertible Notes”), aggregating $110,000, with certain officers and members of the Company’s Board of Directors. The Related Party Convertible Notes bear interest at 7.0% per annum and were originally due February 14, 2009. The Company continues to seek a waiver from the holders of the Related Party Convertible Notes.

In conjunction with the issuance of the Related Party Convertible Notes, the Company issued an aggregate of 149,996 warrants to the note holders to purchase Common Stock of the Company. The warrants have an exercise price $0.55 per share and may be exercised at any time from November 14, 2008 until November 14, 2013. All warrants were outstanding and exercisable as of December 31, 2011 and 2010.

INVENTORY	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 6. INVENTORY

Inventories at December 31, 2011 were comprised of work in process of $29,000 representing direct labor costs on in-process projects and finished goods of $16,000, net of reserves for obsolete and slow-moving items of $3,000.  Inventories at December 31, 2010 were comprised of work in process of $7,000 representing direct labor costs on in-process projects and finished goods of $5,000, net of reserves for obsolete and slow-moving items of $2,000.   Appropriate consideration is given to obsolescence, excessive levels, deterioration, and other factors in evaluating net realizable value and required reserve levels.

PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 7. PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2011 and 2010, consists of:

($ in thousands)	2011	2010

Equipment	$770	$820
Furniture	66	66
	836	886
Less accumulated depreciation	(818)	(867)
	$18	$19

During the year ended December 31, 2010, the Company disposed of Leasehold Improvements of approximately $31,000 net of accumulated amortization of $31,000; furniture of $96,000 net of accumulated depreciation of $96,000 and equipment of $669,000 net of accumulated depreciation of $669,000. Disposals during the year ended December 31, 2011 were insignificant.

Total depreciation expense for the years ended December 31, 2011 and 2010 was approximately $13,000 and $35,000, respectively.

BILLINGS IN EXCESS OF COSTS AND ESTIMATED EARNINGS	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 8. BILLINGS IN EXCESS OF COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

The Company recognizes sales and cost of sales on long-term, fixed price contracts involving significant amounts of customization using the percentage of completion method based on costs incurred to date compared to total estimated costs at completion.  Such amounts are included in the accompanying consolidated balance sheets under the caption “Billings in excess of costs and estimated earnings on uncompleted contracts”.

Costs and estimated earnings on uncompleted contracts and related amounts billed under contract provisions as of December 31, 2011 and 2010 are as follows:

($ in thousands)	December 31, 2011	December 31, 2010

Costs incurred on uncompleted contract	$619	$539
Estimated earnings	1,141	980
	1,760	1,519

Less: billings to date	(1,760)	(1,760)
Billings in excess of costs and estimated earnings on uncompleted contract	$—	$(241)

ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 9. ACCRUED LIABILITIES

Principal components of accrued liabilities consist of:

($ in thousands)	December 31, 2011	December 31, 2010

Compensated absences	$256	$245
Wages and sales commissions	84	117
Customer deposits	240	199
Liquidated damages	182	165
Royalties	251	251
Board of directors fees	527	376
Income and sales taxes	186	163
Interest and dividends	82	121
Other	197	185
	$2,005	$1,822

NOTES PAYABLE	12 Months Ended
Dec. 31, 2011
Notes Payable [Abstract]
NOTE 10. NOTES PAYABLE

	December 31, 2011	December 31, 2010
Secured Promissory Note
9% secured promissory note. Face value of note $0 at December 31, 2011 and 2010. Discount on note is $0 at December 31, 2011 and 2010. Note settled in December 2010.	$—	$—
Total secured notes payable	—	—
Secured Convertible Notes Payable
6% secured convertible notes payable. Face value of notes $0 and $5,500 at December 31, 2011 and 2010, respectively. Discount on notes is $0 and $4,073 at December 31, 2011 and 2010, respectively. Note settled in December 2011.	—	1,427
Total convertible notes payable	—	1,427
Notes payable to related parties:
7% convertible promissory notes. Face value of notes $110 at December 31, 2011 and 2010. Discount on notes is $0 at December 31, 2011 and 2010. Notes were due January 2010. The Company is currently seeking a waiver of default.	110	110
Total notes payable to related parties	110	110

Total notes payable	110	1,537
Less current portion	(110)	(110)
Long-term notes payable	$—	$1,427

The only debt outstanding for the Company as of December 31, 2011 was the $110,000 related party note payable which is reflected as a current liability in the consolidated balance sheet. The Company has no long-term debt as of December 31, 2011.

9% Secured Promissory Note

In February 2009, the Company entered into a secured promissory note (the "Note"), for $5,000,000 with a third-party lender (“the Lender”). The Note secures a credit facility for a total of up to $5,000,000. The initial advance under the Note was $1,000,000. Subsequent advances are subject to the discretion of the Lender. The note bears interest at 5% per annum on the outstanding principal and interest and is due on June 30, 2010. The Company will also pay the Lender additional financing fees (the “Additional Financing Obligation”) on the maturity date or such earlier date as may be required under the terms of the note equal to the greater of $400,000 or an amount equal to 2,000,000 multiplied by the average of the closing prices for the common stock of the Company for the ten trading day period immediately preceding the date of such interest payment.

In conjunction with the issuance of the Note, the Company issued a warrant to purchase 4,500,000 shares of common stock of the Company. The warrant has an exercise price $0.50 per share and may be exercised at any time from February 12, 2009 until February 12, 2014. Additionally, the Company entered into a Registration Rights Agreement requiring the Company to provide certain registration rights to the Lender relative to the 4,500,000 shares of common stock of the Company issuable pursuant to the warrant.

The Company recorded the Note and Additional Financing Obligation net of a discount equal to the fair values allocated to the various financial instruments issued to the Lender. The warrants issued in conjunction with the Note contained anti-dilution provisions, which require derivative liability classification (see Note 11). The Company estimated the fair value of the warrants using a Monte-Carlo simulation, which resulted in note discount from the issuance of the warrants of approximately $562,000. The Company recorded the Additional Financing Obligation equal to the fair values of the additional financing component using the Black-Scholes option-pricing model, which resulted in additional note discount of approximately $169,000. In addition, the Company accreted the $400,000 minimum payment to interest expense over the term of the agreement.

The Note is secured by all of the assets of the Company. Under the terms of the Note, the entire outstanding balance together with all accrued interest shall be payable on (i) the maturity date (June 30, 2010), (ii) a change of control transaction, (iii) receipt by the Company of proceeds from the sale of equity or equity linked securities of the Company in excess of $2,500,000, (iv) receipt by the Company of proceeds from the issuance by the Company of any type of additional debt instruments, or (v) upon the occurrence of an event of default under the terms of the Note.

In June 2009, the Lender and the Company agreed to amend the Note (“Amendment No. 1”) whereby the Company received a waiver of default and extension of certain date sensitive covenants contained in the Note. As consideration for the waiver and extension, the Company issued to the Lender warrants to purchase 1,000,000 shares of common stock of the Company at an exercise price of $0.50 per share. Such warrants may be exercised at any time from June 9, 2009 until June 9, 2014. In conjunction with the June 2009 waiver and extension, the interest rate on the Note was changed to 9% per annum, retroactive to February 2009.

The Company evaluated the waiver of default and interest rate change under ASC 470-50, Debtor’s Accounting for a Modification or Exchange of Debt Instruments, (ASC 470-50) to determine if the modification was substantial. The Company determined that because the change in fair value of the debt instruments was greater than 10% of the present value of the cash flows between the modified debt instruments and original debt instruments, the debt modification was substantial and therefore the Company accounted for the modification as a debt extinguishment. Accordingly, the Company recorded the new debt instrument at fair value and recorded a loss on debt extinguishment of approximately $750,000 during 2009. The loss on debt extinguishment of $750,000 includes approximately $132,000 of unamortized deferred financing fees written off due to the debt extinguishment. The Company recorded the new debt instruments net of a discount equal to the fair values allocated to the various financial instruments issued to the Lender. The Company estimated the fair value of the warrants using a Monte-Carlo simulation, which resulted in a note discount from the issuance of the warrants of approximately $188,000. The Company is accreting the note discount and the Additional Financing Obligation discount using the effective interest rate method over the life of the Note.

In June 2009, the Lender and the Company further amended the Note (“Amendment No. 2”) whereby the Lender advanced the Company an additional $350,000 and amended certain terms of the Note. As consideration for the additional advance, the Company issued to the Lender warrants to purchase 700,000 shares of common stock of the Company at an exercise price of $0.50 per share. Such warrants may be exercised at any time from June 22, 2009 until June 22, 2014.

The Company recorded Amendment No. 2 net of a discount equal to the fair value allocated to warrants. The Company estimated the fair value of the warrants using a Monte-Carlo simulation analysis, which resulted in a note discount from the issuance of the warrants of approximately $238,000.

In October 2009, the Lender and the Company further amended the Note (“Amendment No. 3”) whereby the Lender agreed to make additional advances in an aggregate amount up to $1,000,000 (“Third Amendment Advance”) to only be used for the purpose of compromising certain of the Company’s outstanding vendor payables or for paying for the audit of the Company’s consolidated financial statements. The amendment calls for the Company to repay the lender in full the amount of any and all Third Amendment Advances, together with all accrued and unpaid interest thereon, on or before January 31, 2010. On October 5, 2009, the Lender made an advance of $300,000 to the Company pursuant to these provisions. As consideration for the additional advance, the Company issued to the Lender warrants to purchase 200,000 shares of common stock of the Company at an exercise price of $0.60 per share. Such warrants may be exercised at any time from October 5, 2009 until October 5, 2014. As additional consideration, the Company assigned certain patents related to discontinued product lines to the Lender with the condition that the Company would participate in future proceeds generated from efforts by the Lender to monetize the patents.

The Company recorded the Amendment No. 3 borrowing net of a discount equal to the fair value allocated to warrants and the patent assignment. The warrants issued in conjunction with the Third Amendment Advance contained anti-dilution provisions, which require derivative liability classification (see Note 11). The Company estimated the fair value of the warrants using a Monte-Carlo simulation analysis, which resulted in a note discount from the issuance of the warrants of approximately $105,000. The Company estimated the fair value of the patent assignment to be $0 based on the unsuccessful attempt to monetize the patents.

On November 4, 2009, the Lender and the Company amended the Note (“Amendment No. 4”) whereby the Lender made an additional $350,000 advance (the “Additional Advance”) under the Note. As consideration for the Additional Advance, the Company executed an assignment of all accounts receivable (the “Assignment of Receivables”) whereby the Company assigned to the Lender all of the Company’s rights, title and interest in all accounts receivable as of the date of Amendment No. 4. In December 2009, the Company paid back the $350,000 advance plus accrued interest.

In December 2009, the Lender advanced an additional $325,000 under Amendment No. 3. In December 2009, the Lender added approximately $12,000 in legal fees to the principal balance of the Note.

In February 2010, the Lender and the Company further amended the Note (“Amendment No. 5”) whereby the Lender extended the due date of amounts due on January 31, 2010 to March 15, 2010.

In March 2010, the Lender and the Company further amended the Note (“Amendment No. 6”) whereby the Lender made an additional advance of $250,000 under the Note. As consideration for the advance, the Company will pay the Lender additional interest on the maturity date or such earlier date as may be required under the terms of the Note in an amount equal to 200,000 multiplied by the average of the closing prices for the common stock of the Company for the ten trading day period immediately preceding the date of the payment of such interest payment. As additional consideration for making the advance, the Company assigned to the Lender its rights, title and interest in and to fifty percent of certain after-cost proceeds that may be received in connection with the Company’s prosecution of certain commercial tort claims (including, but not limited to, claims related to the infringement of the Company’s intellectual property). In conjunction with Amendment No. 6, the interest rate on the Note was changed to 10% per annum, retroactive to February 2009. Also in conjunction with Amendment No. 6, the Lender extended the due dates of amounts due on March 15, 2010 to June 30, 2010.

In conjunction with Amendments No. 5 and No. 6, the Lender added an aggregate of $15,000 to the Note principal during 2010.

The Company recorded the borrowing under Amendment No. 6 net of a discount equal to the fair value of the change in the additional interest obligation of approximately $140,000. The Company estimated the fair value of the change in the additional interest obligation using the Black-Scholes option pricing model using the following assumptions: term of 0.3 years, a risk free interest rate of 0.20%, a dividend yield of 0%, and volatility of 107%.

Amendments Nos. 2 through 6 were evaluated under ASC 470-50, “Debtor’s Accounting for a Modification or Exchange of Debt Instruments”, to determine if the modification was substantial. Based on such analysis, the Company determined that such amendments were not substantial.

In June 2010, the Company did not repay the outstanding note principal and interest due under the terms of the Note, which were due on June 30, 2010. In August 2010, the Company further amended the Note (“Amendment No. 7”) whereby the Lender extended the maturity date to September 15, 2010. The Note was further amended to allow the Company a 60 day grace period beyond September 15, 2010 if, prior to September 15, 2010, the Company can deliver a customer contract (or contracts) sufficient to generate aggregate revenue of not less than $25 million. In conjunction with the amendment, the Company agreed to pay a $50,000 amendment fee (such fee to be added to the principal balance of the Note as of the date of the amendment). The Company also agreed to amend the clause in the Note requiring the Company to pay additional interest on the Note equal to the greater of $400,000 or an amount equal to 2,200,000 times the average of the five highest closing prices for the Company’s common stock from February 12, 2009 to the maturity date of the Note. The additional interest will, however, not exceed $2,200,000. Prior to the amendment this payment was based upon the average of the 10 daily closing prices immediately preceding the date of payment and had no upper limit.

The Company evaluated the Amendment No. 7 modification under ASC 470-50to determine if the modification was substantial. The Company determined that because the change in fair value of the debt instruments was greater than 10% of the present value of the cash flows between the modified debt instruments and original debt instruments, the debt modification was substantial and therefore the Company accounted for the modification as a debt extinguishment. Accordingly, the Company recorded the new debt instrument at fair value and recorded a loss on debt extinguishment of approximately $1,763,000 during 2010.

On October 6, 2010, the Company entered into a Settlement Agreement (the “Agreement”) with the Lender whereby the Company agreed to pay the Lender the sum of $4,703,465 (consisting of outstanding principal, interest, amounts due under the terms of the Additional Financing Obligation and legal fees) in three payments to be made in the amount of $1,567,821 due on or before October 8, 2010; $1,567,822 due on or before November 30, 2010; and a third and final payment of $1,567,822 due on or before December 30, 2010. Interest continued to accrue at a rate of 18% per annum on the outstanding indebtedness until the date of payment. The Lender retained a first priority security interest in the assets of the Company pursuant to the terms of the Note. The Company made the scheduled installment payments in accordance with the Agreement with the final payment being made on December 8, 2010.

6% Secured Convertible Promissory Notes

On October 5, 2010, the Company entered into a new, two year unsecured convertible 6% note (“Convertible Note No. 1”) in the amount of $2,000,000 purchased by an existing shareholder. Convertible Note No. 1 is convertible into common shares at $0.50 per share. In conjunction with the issuance of the Convertible Note No. 1, the Company issued warrants to purchase 1,000,000 shares of common stock with an exercise price of $0.50.

The Company recorded Convertible Note No. 1 net of a discount equal to the fair value allocated to the warrants of approximately $408,000. The Company utilized the services of an independent valuation firm, Vantage Point Advisors, Inc., to perform the Monte-Carlo simulations used to arrive at the estimate of fair value. The convertible notes also contained a beneficial conversion feature, which resulted in an additional debt discount of $408,000. The beneficial conversion amount was measured using the accounting intrinsic value, i.e. the excess of the aggregate fair value of the common stock into which the debt is convertible over the proceeds allocated to the security. The Company will accrete the note discount and beneficial conversion feature over the life of the note using the effective interest rate method.

On November 5, 2010, the Company entered into a new, two year unsecured convertible 6% note (“Convertible Note No. 2”) in the amount of $2,000,000 purchased by the same shareholder. Convertible Note No. 2 is convertible into common shares at $0.50 per share. In conjunction with the issuance of Convertible Note No. 2, the Company issued warrants to purchase 5,000,000 shares of common stock with an exercise price of $0.50.

The Company recorded Convertible Note No. 2 net of a discount equal to the fair value allocated to the warrants of approximately $2,000,000. The Company estimated the fair value of the warrants to be approximately $2,074,000 using a Monte-Carlo simulation performed by an independent valuation firm, Vantage Point Advisors, Inc. The Company also recorded an additional $74,000 in November 2010 in financing expense based on the fair value of the warrants as the grant date fair value of the warrants exceeded the face amount of the convertible note. The Company will accrete the note discount over the life of the note using the effective interest rate method.

On December 8, 2010, the Company entered into a new, two year unsecured convertible 6% note (“Convertible Note No. 3”) in the amount of $1,500,000 purchased by the same shareholder. Convertible Note No. 3 is convertible into common shares at $0.50 per share. In conjunction with the issuance of Convertible Note No. 3, the Company issued warrants to purchase 2,250,000 shares of common stock with an exercise price of $0.50.

The Company recorded Convertible Note No. 3 net of a discount equal to the fair value allocated to the warrants of approximately $830,000. The Company utilized the services of an independent valuation firm, Vantage Point Advisors, Inc., to perform the Monte-Carlo simulations used to arrive at the estimate of fair value. The convertible notes also contained a beneficial conversion feature, which resulted in an additional debt discount of $671,000. The beneficial conversion amount was measured using the accounting intrinsic value, i.e. the excess of the aggregate fair value of the common stock into which the debt is convertible over the proceeds allocated to the security. The Company will accrete the note discount and beneficial conversion feature over the life of the note using the effective interest rate method.

On December 8, 2010, the Company entered into a security agreement with the Lender of Convertible Notes Nos. 1 through 3 (collectively the “6% Convertible Notes”) whereby the Company granted the 6% Convertible Note holder a first priority lien on and security interest in all the assets of the Company.

In June 2011, the Company entered into a new, two year secured convertible 6% note (“Convertible Note No. 4”) in the amount of $500,000 purchased by the existing holder of the 6% Convertible Notes. Convertible Note No. 4 is convertible into common shares at $1.25 per share and is due June 9, 2013. In conjunction with the issuance of Convertible Note No. 4, the Company issued warrants to purchase 300,000 shares of common stock with an exercise price of $1.25. The Warrant terminates, if not previously exercised, two years from the date of issuance, or June 9, 2013. The Warrant contains a cashless exercise provision allowing the Lender to exercise the Warrant without tendering the exercise price of the Warrant, subject to a reduction of the number of shares of common stock issuable upon exercise of the Warrant.

The Company recorded Convertible Note No. 4 net of a discount equal to the fair value allocated to the warrants of approximately $188,000. The Company utilized the services of an independent valuation firm, Vantage Point Advisors, Inc., to perform the Monte-Carlo simulations used to arrive at the estimate of fair value. The convertible notes also contained a beneficial conversion feature, which resulted in an additional debt discount of $188,000. The beneficial conversion amount was measured using the accounting intrinsic value, i.e. the excess of the aggregate fair value of the common stock into which the debt is convertible over the proceeds allocated to the security. The Company will accrete the note discount and beneficial conversion feature over the life of the note using the effective interest rate method.

In December 2011, the Company repaid a portion of the outstanding 6% Secured Convertible Promissory Notes and converted the rest into shares of the Company’s common stock in accordance with the stated conversion terms. Specifically, $1,500,000 in principal outstanding was repaid using cash proceeds from the Qualified Financing and the remaining $4,500,000 in principal was converted into 9,000,000 shares of the Company’s common stock. The entire accrued interest balance of approximately $387,000 was also converted into shares of the Company’s common stock at $0.50 per share resulting in the issuance of another 774,559 shares of common stock. As of the date of the Qualified Financing, the Company had an unamortized debt discount and beneficial conversion feature of approximately $2.3 million which was reversed and recorded as interest expense in the Consolidated Statement of Operations for the year ended December 31, 2011. Additionally, in December 2011, as part of the Qualified Financing, the Company modified certain outstanding warrants so that the anti-dilution provisions associated with those warrants would no longer qualify as derivative liabilities (see Note 11). As of December 31, 2011, there was no longer any debt or accrued interest outstanding related to the 6% Secured Convertible Promissory Notes.

7% Convertible Promissory Notes to Related Parties

On November 14, 2008, the Company entered into a series of convertible promissory notes (the "Related-Party Convertible Notes"), aggregating $110,000 with certain officers and members of the Company’s Board of Directors. The Related-Party Convertible Notes bear interest at 7.0% per annum and were due February 14, 2009. The principal amount of the Related-Party Convertible Notes plus accrued but unpaid interest is convertible at the option of the holder into common stock of the Company. The number of shares into which the Related-Party Convertible Notes are convertible shall be calculated by dividing the outstanding principal and accrued but unpaid interest by $0.55 (the “Conversion Price”).

In conjunction with the issuance of the Related-Party Convertible Notes, the Company issued an aggregate of 149,996 warrants to the note holders to purchase common stock of the Company. The warrants have an exercise price of $0.55 per share and may be exercised at any time from November 14, 2008 until November 14, 2013.

The Company, in 2008, initially recorded the convertible notes net of a discount equal to the fair value allocated to the warrants of approximately $13,000. The Company estimated the fair value of the warrants using the Black-Scholes option pricing model using the following assumptions: term of 5 years, a risk free interest rate of 2.53%, a dividend yield of 0%, and volatility of 96%. The convertible notes also contained a beneficial conversion feature, which resulted in an additional debt discount of $12,000. The beneficial conversion amount was measured using the accounting intrinsic value, i.e. the excess of the aggregate fair value of the common stock into which the debt is convertible over the proceeds allocated to the security. The Company has accreted the beneficial conversion feature over the life of the note.

The Company did not repay the Related-Party Convertible Notes on the due date. In August 2009, the Company received from the Related-Party Convertible Note holders a waiver of default and extension to January 31, 2010 of the maturity date of the Related-Party Convertible Notes. As consideration for the waiver and note extension, the Company issued to the Related-Party Convertible Note holders an aggregate of 150,000 warrants to purchase shares of the Company’s common stock. The warrants have an exercise price of $0.54 per share and expire on August 25, 2014.

The Company did not repay the notes on January 31, 2010 and is currently seeking an additional waiver of default from the holders of the Related-Party Convertible Notes.

6% Unsecured Short-Term Promissory Notes

During October, November and December of 2011, the Company entered into a series of new unsecured short-term notes aggregating $750,000 with the existing holder of the 6% Secured Convertible Promissory Notes.  The notes bear interest at 6% per annum and were issued with an original maturity date of February 13, 2012. As part of the Qualified Financing that took place in December 2011, those notes were settled through the issuance of 1,500,000 shares of the Company’s common stock and warrants to purchase 750,000 shares of common stock at an exercise price of $0.50. Those warrants expire five years from the date of issuance.

The following tables set forth the various components of interest expense, amortization of debt discounts and beneficial conversion features, changes in fair value of the additional financing obligation and losses recorded on debt modification for the years ended December 31, 2011 and 2010:

	Year Ended December 31, 2011				Year Ended December 31, 2010
	7% Convertible Notes	9% Secured Debt	6% Secured Convertible Notes	Totals	7% Convertible Notes	9% Secured Debt	6% Secured Convertible Notes	Totals
($ in Thousands)
Coupon interest rate	$8	$5	$335	$348	$9	$314	$47	$370

Accretion of note discount	$-	$-	$3,250	$3,250	$-	$431	$175	$606

Accretion of beneficial conversion feature	$-	$-	$1,198	$1,198	$-	$-	$68	$68

Accretion of Additional Financing Obligation	$-	$-	$-	$-	$-	$144	$-	$144

Change in Fair Value of Additional Financing Obligation	$-	$-	$-	$-	$-	$(695)	$-	$(695)

Loss on loan modifications	$-	$-	$-	$-	$-	$1,100	$-	$1,100

Total of expense recorded on debt instruments	$8	$5	$4,783	$4,796	$9	$1,294	$290	$1,593

DERIVATIVE LIABILITIES	12 Months Ended
Dec. 31, 2011
Derivative Liabilities [Abstract]
NOTE 11. DERIVATIVE LIABILITIES

The Company accounts for its derivative instruments under the provisions of ASC 815, “Derivatives and Hedging-Contracts in Entity’s Own Equity-Scope and Scope Exceptions”. Under the provisions of ASC 815, the embedded conversion feature in the Company’s Series C and Series D Preferred Stock and the anti-dilution and cash settlement provisions in certain warrants (collectively the “Derivative Liabilities”) qualify as derivative instruments.

The Company is required to mark-to-market, at the end of each reporting period, the value of the Derivative Liabilities.  The Company revalues these Derivative Liabilities at the end of each reporting period by using available market information and commonly accepted valuation methodologies.  The periodic change in value of the Derivative Liabilities is recorded as either non-cash derivative income (if the value of the embedded derivative and warrants decrease) or as non-cash derivative expense (if the value of the embedded derivative and warrants increase).  Although the values of the embedded derivative and warrants are affected by interest rates, the remaining contractual conversion period and the Company’s stock volatility, the primary cause of the change in the values of the Derivative Liabilities will be the value of the Company’s common stock.  If the stock price goes up, the value of these derivatives will generally increase and if the stock price goes down the value of these derivatives will generally decrease.

The Company uses a Monte-Carlo simulation methodology and the Black Scholes option pricing model in the determination of the fair value of the Derivative Liabilities.  The Monte-Carlo simulation methodology is affected by the Company’s stock price as well as assumptions regarding the expected stock price volatility over the term of the Derivative Liabilities and assumptions regarding future financings. The Black-Scholes option-pricing model is affected by the Company’s stock prices as well as assumptions regarding the expected stock price volatility of the term of the derivative liabilities in addition to interest rates and dividend yields.

As of December 31, 2011, the Company had approximately 18,547,500 outstanding warrants to purchase shares of the Company’s common stock that qualified for derivative liability treatment. The recorded fair market value of those warrants was approximately $11,824,000 which is reflected as a non-current liability in the consolidated balance sheet as of December 31, 2011.

Series C and D Preferred Stock Embedded Conversion Feature

The Series C and Series D convertible preferred stock conversion feature contains settlement provisions such that if the Company makes certain equity offerings in the future at a price lower than the conversion prices, the conversion ratio would be adjusted. ASC 815 provides that the number of shares used to calculate the settlement amount is not fixed if its terms provide for any potential adjustment, regardless of the probability of such adjustment(s) or whether such adjustments are in the entity’s control. If the number of shares used to calculate the settlement is not fixed, the instrument (or embedded feature) would still be considered indexed to an entity’s own stock if the only variables that could affect the settlement amount would be inputs to the fair value of a “fixed-for-fixed” forward or option on equity shares.  The preferred stock contains a price protection provision (or anti-dilution provision) that reduces the preferred conversion rate in the event the Company issues additional shares at a more favorable price than the conversion price.

Under the provisions of ASC 815, the embedded conversion feature in the Company’s Series C and Series D Preferred Stock are not considered indexed to the Company’s stock because future equity offerings of the Company’s stock are not an input to the fair value of a “fixed-for-fixed” option on equity shares.  Accordingly the Company is required to account for the embedded derivatives related to the conversion feature in its Series C and Series D Preferred Stocks as derivative liabilities.

In December 2011, the Company converted all of its outstanding Series C and Series D Preferred Stock into Common Stock. Specifically, 2,200 shares of Series C Preferred Stock, 2,085 shares of Series D Preferred Stock and the combined accrued dividends of approximately $1,599,000 were collectively converted into 11,768,525 shares of the Company’s common stock. As a result of that conversion, the derivative liability related to the embedded conversion feature on the Series C and Series D Preferred Stock was eliminated. The Company marked the derivative liability to its calculated market value of approximately $3,840,000 immediately prior to the conversion resulting in a gain of approximately $1,678,000 that related to the change in market value of the derivative liability from the date of the last revaluation, September 30, 2011, to the date of the Qualified Financing. That liability balance of approximately $3,840,000 was then reclassified to additional paid-in capital as a result of the conversion.

Common Stock Warrants with Anti-Dilution Provisions

Certain warrants to purchase the Company’s common stock contain settlement provisions such that if the Company makes certain equity offerings in the future at a price lower than the warrant strike price, the strike price would be adjusted down. ASC 815 provides that an instrument’s strike price is not fixed if its terms provide for any potential adjustment, regardless of the probability of such adjustment(s) or whether such adjustments are in the entity’s control. If the instruments strike price is not fixed, the instrument (or embedded feature) would still be considered indexed to an entity’s own stock if the only variables that could affect the settlement amount would be inputs to the fair value of a “fixed-for-fixed” forward or option on equity shares.  The warrants contain a price protection provision (or anti-dilution provision) that reduces the warrant strike price in the event the Company issues additional shares at a more favorable price than the strike price.

Under the provisions of ASC 815, the anti-dilution provisions in these warrants are not considered indexed to the Company’s stock because future equity offerings of the Company’s stock are not an input to the fair value of a “fixed-for-fixed” option on equity shares.  Accordingly, the Company is required to account for these warrants as derivative liabilities.

During the year ended December 31, 2010, the Company issued 8,250,000 additional warrants which contained anti-dilution provisions requiring derivative liability classification. Those warrants had a grant date fair value of approximately $3,312,000 as determined using the Monte-Carlo simulation methodology.

In December 2011, as part of the Qualified Financing, the Company modified certain outstanding warrants so that the anti-dilution provisions associated with those warrants would no longer qualify as derivative liabilities. Immediately prior to the date of the Qualified Financing, there were approximately 13,871,000 warrants outstanding that qualified for derivative liability treatment. The modification that took place, as part of the Qualified Financing, resulted in approximately 7,576,000 of those warrants losing the conditions that required derivative liability treatment. As a result, the Company recorded a gain of approximately $1,127,000 that related to the change in market value of the derivative liability from the date of the last revaluation, September 30, 2011, to the date of the Qualified Financing. The resulting fair market value for the derivative liability as of the date of the Qualified Financing, of approximately $1,832,000, was then reclassified to additional paid-in capital.

Common Stock Warrants with Cash Settlement Provisions

During the year ended December 31, 2011, as part of the Qualified Financing, the Company issued 12,252,500 warrants containing certain cash settlement provisions which would require cash payments to the warrant holders, as determined using the Black-Scholes valuation model, in the event of a “fundamental transaction” as defined within the warrant agreement(s). As these warrants have the ability to be settled in cash payments and that triggering events requiring that treatment are largely out of the Company’s control, the warrants require derivative liability classification. Accordingly, the Company recorded approximately $5,626,000 in derivative liability based on the grant date fair value of the warrants as determined by the Black Scholes valuation model. The Black-Scholes option-pricing model incorporates various assumptions including volatility, expected life, and interest rates. The Company has determined that the best measure of expected volatility is based on the historical weekly volatility of the Company’s common stock. The historical volatility factor utilized in the Company’s Black-Scholes computation was 119%. The interest rate used is the risk free interest rate and is based upon U.S. Treasury rates appropriate for the expected term. The interest rate used in the Company’s Black-Scholes calculations was 2.6%. Dividend yield is zero as the Company does not expect to declare any dividends on the Company’s common shares in the foreseeable future.

INCOME TAXES	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 12. INCOME TAXES

The Company accounts for income taxes in accordance with ASC 740, Accounting for Income Taxes, (ASC 740). Deferred income taxes are recognized for the tax consequences related to temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes at each year-end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. A valuation allowance is established when necessary based on the weight of available evidence, if it is considered more likely than not that all or some portion of the deferred tax assets will not be realized. Income tax expense is the sum of current income tax plus the change in deferred tax assets and liabilities.  The Company has established a valuation allowance against its deferred tax asset due to the uncertainty surrounding the realization of such asset.

ASC 740-10 requires a company to first determine whether it is more-likely-than-not (defined as a likelihood of more than fifty percent) that a tax position will be sustained based on its technical merits as of the reporting date, assuming that taxing authorities will examine the position and have full knowledge of all relevant information. A tax position that meets this more-likely-than-not threshold is then measured and recognized at the largest amount of benefit that is greater than fifty percent likely to be realized upon effective settlement with a taxing authority.

The Company’s uncertain position relative to unrecognized tax benefits and any potential increase in these liabilities relates primarily to the allocations of revenue and costs among the Company’s global operations and the impact of tax rulings made during the period affecting its tax positions. The Company’s existing tax position could result in liabilities for unrecognized tax benefits. The Company recognizes interest and/or penalties related to uncertain tax positions in income tax expense. The amount of interest and penalties accrued as of December 31, 2011 and 2010 was $49,000 and $33,000, respectively.

The Company is subject to taxation in the U.S. and various states and foreign jurisdictions. The Company underwent an examination by the Canadian Revenue Agency (“CRA”) for the 2001 to 2008 tax years. In June 2010, the Company was notified that the CRA proposed certain significant adjustments to the Company’s transfer pricing tax position for the years 2001 through 2008.  Management evaluated these proposed adjustments and in July 2010 filed a formal notice of appeal.  In 2011, the Company was notified that certain significant portions of the Company’s appeal had been accepted by the CRA.

Significant judgment is required in evaluating the Company’s uncertain tax positions and determining the Company’s provision for income taxes. No assurance can be given that the final tax outcome of these matters will not be different from that which is reflected in the Company’s historical income tax provisions and accruals.  The Company adjusts these items in light of changing facts and circumstances.  To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will impact the provision for income taxes in the period in which such determination is made.

The significant components of the income tax provision (benefit) are as follows:

($ in thousands)	Year Ended December 31,
	2011	2010
Current
Federal	$—	$—
State	—	—
Foreign	(19)	126

Deferred
Federal	—	—
State	—	—
Foreign	—	—

	$(19)	$126

The principal components of the Company’s deferred tax assets (liabilities) at December 31, 2011 and 2010 are as follows:

($ in thousands)	2011	2010

Net operating loss carryforwards	$10,654	$10,913
Intangible assets	768	871
Stock based compensation	862	747
Reserves and accrued expenses	5	5
Deferred tax liability - debt discount	—	(1,630)
Other	(143)	(109)
	12,146	10,797
Less valuation allowance	(12,146)	(10,797)

Net deferred tax assets	$—	$—

A reconciliation of the provision (benefit) for income taxes to the amount computed by applying the statutory income tax rates to loss before income taxes is as follows:

	2011	2010

Amounts computed at statutory rates	$(1,081)	$(1,717)
State income tax, net of federal benefit	50	123
Expiration of net operating loss carryforwards	603	735
Non-deductible interest	163	667
Foreign taxes	547	621
Other	(1)	(4)
Net change in valuation allowance on deferred tax assets	(281)	(425)

	$—	$—

The Company has established a valuation allowance against its deferred tax assets due to the uncertainty surrounding the realization of such assets.

At December 31, 2011 and 2010, the Company had federal and state net operating loss carryforwards, a portion of which may be available to offset future taxable income for tax purposes. The federal net operating loss carryforwards expire at various dates from 2012 through 2031. The state net operating loss carryforwards expire at various dates from 2012 through 2021.

The Internal Revenue Code (“the Code”) limits the availability of certain tax credits and net operating losses that arose prior to certain cumulative changes in a corporation’s ownership resulting in a change of control of the Company.  The Company’s use of its net operating loss carryforwards and tax credit carryforwards will be significantly limited because the Company believes it underwent “ownership changes”, as defined under Section 382 of the Internal Revenue Code, in 1991, 1995, 2000, 2003, 2004 and 2011, though the Company has not performed a study to determine the limitation. The Company has reduced its deferred tax assets to zero relating to its federal and state research credits because of such limitations.  The Company continues to disclose the tax effect of the net operating loss carryforwards at their original amount in the table above as the actual limitation has not yet been quantified.   The Company has also established a full valuation allowance for substantially all deferred tax assets due to uncertainties surrounding its ability to generate future taxable income to realize these assets. Since substantially all deferred tax assets are fully reserved, future changes in tax benefits will not impact the effective tax rate. Management periodically evaluates the recoverability of the deferred tax assets. If it is determined at some time in the future that it is more likely than not that deferred tax assets will be realized, the valuation allowance would be reduced accordingly at that time

Tax returns for the years 2007 through 2011 are subject to examination by taxing authorities.  The Company is currently undergoing routine sales and use tax audits for the State of California and the State of Washington.

COMMITTMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 13. COMMITTMENTS AND CONTINGENCIES

The Company has employment agreements with its Chief Executive Officer and Senior Vice President of Administration and Chief Financial Officer. The Company may terminate the agreements with or without cause. Subject to the conditions and other limitations set forth in each respective employment agreement, each executive will be entitled to the following severance benefits if the Company terminates the executive’s employment without cause or in the event of an involuntary termination  (as defined in the employment agreements) by the Company or by the executive: (i) a lump sum cash payment equal to between six months and twenty-four months of base salary, based upon specific agreements; (ii) continuation of the executive’s fringe benefits and medical insurance for a period of three years ; and (iii) immediate vesting of 50% of each executive’s outstanding restricted stock awards and stock options. In the event that the executive’s employment is terminated within the six months prior to or the thirteen months following a change of control (as defined in the employment agreements), the executive is entitled to the severance benefits described above, except that 100% of each executive’s restricted stock awards outstanding and stock options will immediately vest. Each executive’s eligibility to receive any severance payments or other benefits upon his termination is conditioned upon him executing a general release of liability.

The Company also has a Change of Control and Severance Benefits Agreement with its Chief Technical Officer and Vice President of Business Development. Subject to the conditions and other limitations set forth in each respective employment agreement, each executive will be entitled to the following severance benefits if the Company terminates his employment without cause prior to the closing of any change of control transaction: (i) a lump sum cash payment equal to six months of base salary; and (ii) continuation of the executive’s health insurance benefits until the earlier of six (6) months following the date of termination, the date on which he is no longer entitled to continuation coverage pursuant to COBRA or the date that he obtains comparable health insurance coverage. In the event that the executive’s employment is terminated within the twelve months following a change of control, he is entitled to the severance benefits described above, plus his stock options will immediately vest and become exercisable. The executive’s eligibility to receive severance payments or other benefits upon his termination is conditioned upon him executing a general release of liability.

Registration Rights

As part of the Qualified Financing discussed in Note 1 and elsewhere in this Form 10-K, the Company entered into a registration rights agreement for the benefit of the Qualified Financing investor participants. That agreement requires that the Company pay the participants certain liquidating damages should specific deadlines regarding the preparation and filing of a registration statement or similar document in compliance with the 1933 Act be missed. Specifically, a registration statement must be filed no later than 60 days after the consummation of the Qualified Financing and that statement must be “effective” no later than 150 days after the consummation of the Qualified Financing. The liquidating damages are calculated as a percentage of the aggregate amount invested by each participant. Such payments, which are required to be made in cash, increase on a daily basis until the registration statement is filed; however, the liquidating damages in aggregate are not to exceed 10% of the total investment by each participant. The Company filed the required registration statement on Form S-1 on February 10, 2011. The Company anticipates the document going “effective” once this Form 10-K is filed and can therefore be incorporated into the Form S-1.

In accordance with ASC 825, “Financial Instruments”, the Company has determined that it is not probable, as defined under ASC 450, “Contingencies”, that the registration statement will either not be filed or filed at a date requiring payment of any liquidating damages. Therefore, the Company has not recorded any loss contingencies related to these registration rights.

Litigation

Currently, the Company is not involved in any material legal proceedings.

Leases

In December 2010, the Company entered into a new lease agreement and relocated its corporate headquarters to Rancho Bernardo Road in San Diego, California. The lease term commenced in December 2010 and ends on December 31, 2013. The Company is obligated under the lease to pay base rent and certain operating costs and taxes for the building. Aggregate base rent payable by us will be approximately $54,000, $111,000 and $114,000 during the first, second and third years of the lease, respectively. Rent was abated at a rate of 50% for the first 12 months of the lease. Under the lease, the Company was required to provide a security deposit in the amount of approximately $9,500.

In addition to the corporate headquarters lease in San Diego, California, the Company also leases space in Ottawa, Province of Ontario, Canada; Portland, Oregon and Mexico City, Mexico.

At December 31, 2011, future minimum lease payments are as follows:

($ in thousands)
2012	$427
2013	$236
2014	$—
2015	$—
2016 and thereafter	$—
$663

Rental expense incurred under operating leases for the years ended December 31, 2011 and 2010 was approximately $476,000 and $496,000, respectively.

EQUITY	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
NOTE 14. EQUITY

The Company’s Articles of Incorporation, as amended, authorize the issuance of two classes of stock to be designated “Common Stock” and “Preferred Stock”. The Preferred Stock may be divided into such number of series and with the rights, preferences, privileges and restrictions as the Board of Directors may determine.

On October 13, 2011, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation increasing the authorized number of shares of its common stock to 150,000,000 from 50,000,000 shares ("Certificate of Amendment"). In addition, the Company filed with the Secretary of State of the State of Delaware Certificates of Amendment to its Certificate of Designation of Preferences, Rights and Limitations of Series C 8% Convertible Preferred Stock ("Series C Preferred"), and its Certificate of Designation of Preferences, Rights and Limitations of Series D 8% Convertible Preferred Stock ("Series D Preferred") of the Company (together, the "Preferred Amendments"), in each case to, among other things, provide for the automatic conversion of the Series C Preferred and Series D Preferred into shares of the Company's common stock in the event the Company consummates a qualified financing of at least $10.0 million on or before December 31, 2011 ("Qualified Financing").

The Certificate of Amendment and the Preferred Amendments were approved by shareholders acting by written consent, dated October 5, 2011, and were approved by shareholders holding in excess of 50% of the shares of common stock entitled to vote with respect to each matter.

Series B Convertible Redeemable Preferred Stock

The Company had 239,400 shares of Series B Preferred outstanding as of December 31, 2011 and 2010. At December 31, 2011 and 2010, the Company had cumulative undeclared dividends of approximately $187,000 ($0.78 per share) and $136,000 ($0.57 per share), respectively. There were no conversions of Series B Preferred into common stock during the year ended December 31, 2011 or 2010.

Series C Convertible Preferred Stock

The Company had 0 and 2,200 shares of Series C Preferred Stock outstanding as of December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, the Company had cumulative undeclared dividends of approximately $0 and $756,000 ($344 per share), respectively. In December 2011, all 2,200 shares of Series C Preferred Stock together with approximately $898,000 in accumulated unpaid dividends were converted into 6,195,682 shares of the Company’s common stock following the Qualified Financing discussed in Note 1.

Series D Convertible Preferred Stock

The Company had 0 and 2,085 shares of Series D Preferred Stock outstanding as of December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, the Company had cumulative undeclared dividends of approximately $0 and $575,000 ($276 per share), respectively. In December 2011, all 2,085 shares of Series D Preferred Stock together with approximately $701,000 in accumulated unpaid dividends were converted into 5,572,843 shares of the Company’s common stock following the Qualified Financing discussed in Note 1.

Common Stock

       The following table summarizes common stock activity for the following periods:

Common Stock

Shares outstanding at December 31, 2009	21,251,560
Shares issued pursuant to warrants exercised for cash	1,000,000
Shares issued pursuant to cashless warrants exercised	458,531
Conversion of preferred stock into common	281,428
Issuance of restricted stock grants	847,258
Shares outstanding at December 31, 2010	23,838,777
Shares issued pursuant to the Qualified Financing	20,090,000
Conversion of preferred stock into common	11,768,525
Conversion of convertible debt into common stock	9,774,559
Shares issued pursuant to warrants exercised for cash	1,310,000
Shares issued pursuant to cashless warrants exercised	1,194,547
Shares issued pursuant to options exercised	14,587
Shares issued as compensation in lieu of cash	10,000
Recoup of forfeited restricted stock grants	(12,079)
Shares outstanding at December 31, 2011	67,988,916

Warrants

As of December 31, 2011, warrants to purchase 28,453,760 shares of common stock at prices ranging from $0.50 to $1.67 were outstanding. All warrants are exercisable as of December 31, 2011 and expire at various dates through December 2016.

       The following table summarizes warrant activity for the following periods:

	Warrants	Weighted- Average Exercise Price

Balance at December 31, 2009	14,448,253	$0.64
Granted	8,250,000	$0.50
Expired / Canceled	(635,768)	$2.28
Exercised	(2,324,873)	$0.53
Balance at December 31, 2010	19,737,612	$0.54
Granted	12,802,500	$0.52
Expired / Canceled	(546,044)	$0.50
Exercised	(3,540,308)	$0.50
Balance at December 31, 2011	28,453,760	$0.52

As shown above, the Company issued 12,802,500 warrants during the year ended December 31, 2011. All but 300,000 of those warrants were issued as part of the Qualified Financing discussed in Note 1. The warrants issued as part of the Qualified Financing have an exercise price of $0.50 and expiration dates that range from two to five years from the date of issuance. The 300,000 remaining warrants were granted in conjunction with the issuance of Convertible Note No. 4 (see Note 10 to these consolidated financial statements), and have an exercise price of $1.25. The 300,000 warrants terminate, if not previously exercised, two years from the date of issuance.

The Company evaluated the warrants issued during 2011 under ASC 815 and determined that 12,252,500 of the warrants require derivative liability classification due to a net cash settlement provision and 300,000 of the warrants require derivative liability classification due to anti-dilution provisions. Accordingly, the Company recorded approximately $5,814,000 in derivative liability based on the grant date fair value of the warrants as determined by the Black Scholes or Monte-Carlo valuation models. These liabilities are reflected as non-current liabilities in the consolidated balance sheet as of December 31, 2011.

As shown above, the Company issued 8,250,000 warrants during the year ended December 31, 2010. Those warrants were granted in conjunction with the issuance of the 6% Convertible Notes (discussed in Note 10 to these consolidated financial statements) in 2010. The warrants expire two years from the date of issuance and have a $0.50 exercise price.

During the year ended December 31, 2011, warrant holders exercised 3,540,308 warrants which resulted in the issuance of 2,504,547 shares of the Company’s common stock.. Of the 3,540,308 warrants exercised, 1,310,000 were exercised for cash resulting in proceeds to the Company of $655,000 while the remaining warrants were exercised pursuant to cashless exercise resulting in the issuance of 1,194,547 shares of common stock. During the year ended December 31, 2010, there were 2,324,873 warrants exercised for 1,458,531 shares of common stock. Of the 2,324,873 warrants exercised, 1,000,000 were exercised for cash resulting in proceeds to the Company of $500,000 while the remaining warrants were exercised pursuant to cashless exercise resulting in the issuance of 458,531 shares of common stock.

The following table summarizes information regarding the warrants outstanding as of December 31, 2011:

Exercise Price	Number Outstanding	Weighted—Average Remaining Life (Years)	Weighted—Average Exercise Price

$0.50	27,499,731	3.1	$0.50

$1.00	265,280	2.6	$1.00

$1.20	270,833	1.2	$1.20

$1.67	417,916	1.2	$1.67

	28,453,760

STOCK BASED COMPENSATION	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 15. STOCK BASED COMPENSATION

Stock Options

As of December 31, 2011, the Company had two active stock-based compensation plans; the 1999 Stock Option Plan (the “1999 Plan”) and the 2001 Equity Incentive Plan (the “2001 Plan”).

1999 Plan

The 1999 Plan was adopted by the Company’s Board of Directors on December 17, 1999. Under the terms of the 1999 Plan, the Company could, originally, issue up to 350,000 non-qualified or incentive stock options to purchase common stock of the Company. The Company subsequently amended and restated the 1999 Plan whereby it increased the share reserve for issuance by approximately 4.0 million shares of the Company’s common stock. The 1999 Plan prohibits the grant of stock option or stock appreciation right awards with an exercise price less than fair market value of common stock on the date of grant. The 1999 Plan also generally prohibits the “re-pricing” of stock options or stock appreciation rights, although awards may be bought-out for a payment in cash or the Company’s stock. The 1999 Plan permits the grant of stock based awards other than stock options, including the grant of “full value” awards such as restricted stock, stock units and performance shares. The 1999 Plan permits the qualification of awards under the plan (payable in either stock or cash) as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code. The number of options issued and outstanding and the number of options remaining available for future issuance are shown in the table below.

On July 22, 2011, the Company’s Board of Directors approved an amendment to the 1999 Plan, subject to shareholder approval, pursuant to which an additional 2,159,442 shares would be reserved for issuance under the plan. In October 2011, the Company’s shareholders approved this amendment resulting in 2,159,442 shares being added to the 1999 Plan.

2001 Plan

The 2001 Plan was adopted by the Company’s Board of Directors on September 12, 2001. Under the terms of the 2001 Plan, the Company could issue stock awards to employees, directors and consultants of the Company, and such stock awards could be given for non-statutory stock options (options not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended), stock bonuses, and rights to acquire restricted stock. The 2001 Plan is administered by the Board of Directors or a Committee of the Board. The Company originally reserved 1,000,000 shares of its common stock for issuance under the 2001 Plan. Options granted under the 2001 Plan shall not be less than 85% of the market value of the Company’s common stock on the date of the grant, and, in some cases, may not be less than 110% of such fair market value. The term of options granted under the 2001 Plan as well as their vesting are determined by the Board and to date, options have been granted with a ten year term and vesting over a three year period. While the Board may suspend or terminate the 2001 Plan at any time, if not terminated earlier, it will terminate on the day before its tenth anniversary of the date of adoption. As of December 31, 2011, the Company does not anticipate issuing any additional stock awards under this plan. Any shares not issued in connection with the awards outstanding under the 2001 Plan will become available for issuance under the 1999 Plan. The number of options issued and outstanding and the number of options remaining available for future issuance are shown in the table below.

A summary of the activity under the Company’s stock option plans is as follows:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (Years)
Balance at December 31, 2009	2,300,038	$1.65	5.7
Granted	620,000	$0.74	—
Expired/Cancelled	(1,456,743)	$2.21	—
Exercised	—	$—	—

Balance at December 31,2010	1,463,295	$0.71	8.1
Granted	367,000	$1.11	—
Expired/Cancelled	(107,995)	$1.35	—
Exercised	(14,587)	$0.28	—

Balance at December 31, 2011	1,707,713	$0.76	7.6

At December 31, 2011, a total of 1,707,713 options were outstanding of which 1,063,278 were exercisable at a weighted average price of $0.66 per share with a remaining weighted average contractual term of approximately 7.0 years.  The Company expects that, in addition to the 1,063,278 options that were exercisable as of December 31, 2011, another 590,674 will ultimately vest resulting in a combined total of 1,653,952. Those 1,653,952 shares have a weighted average exercise price of $0.75, an aggregate intrinsic value of approximately $361,000 and a weighted average remaining contractual life of 7.6 years as of December 31, 2011.

During the year ended December 31, 2011, there were 14,587 options exercised which resulting in proceeds of approximately $4,000 to the Company. There were no options exercised during the year ended December 31, 2010.

The intrinsic value of options exercised during the years ended December 31, 2011 and 2010 was $0. The intrinsic value of options exercisable at December 31, 2011 and 2010 was approximately $333,000 and $304,000, respectively. The aggregate intrinsic value for all options outstanding as of December 31, 2011 and 2010 was approximately $364,000 and $608,000, respectively.

The following table summarizes information about employee stock options outstanding and exercisable at December 31, 2011:

	Options Outstanding			Options Exercisable
Exercise Price	Number Outstanding	Weighted- Average Remaining Life (Years)	Weighted- Average Exercise Price	Number Exercisable	Weighted- Average Exercise Price

$0.17 – 0.52	511,497	7.0	$0.19	488,176	$0.19
$0.54 – 1.04	716,257	7.9	$0.75	462,143	$0.76
$1.45 – 1.71	397,959	8.9	$1.15	30,959	$1.59
$1.97 – 2.74	82,000	3.6	$2.48	82,000	$2.48
Total	1,707,713			1,063,278

At December 31, 2010, a total of 640,305 options were exercisable at a weighted average price of $0.84 per share and a remaining weighted average contractual term of approximately 7.1 years.

At December 31, 2010, there were 822,990 shares outstanding and un-exercisable as they had not yet met the vesting criteria. Those options had a weighted-average grant-date fair value of approximately $0.64. During the year ended December 31, 2011, 513,565 shares vested with a weighted-average grant-date fair value of approximately $0.60 and approximately 107,995 shares forfeited or expired, of which 76,005 were vested and exercisable, with a weighted-average grant-date fair value of $0.87 resulting in 1,063,278 shares exercisable, with a weighted-average grant-date fair value of approximately $0.56 as of December 31, 2011.

The weighted-average grant-date fair value per share of options granted to employees during the years ended December 31, 2011 and 2010 was $1.00 and $0.69, respectively. At December 31, 2011, the total remaining unrecognized compensation cost related to unvested stock options amounted to approximately $381,000, which will be amortized over the weighted-average remaining requisite service period of 3.9 years.

Restricted Stock Awards

In January of 2010, the Company issued 847,258 shares of restricted stock to members of management and the Board. These shares vest quarterly over a three-year period. The restricted shares were issued as compensation for the cancellation of 1,412,096 options held by members of management and the Board. The Company evaluated the exchange in accordance with ASC 718 and determined there was no incremental cost to be recorded in conjunction with the exchange as the fair value of the options surrendered at the modification date exceeded the fair value of the restricted shares issued at the modification date. Stock-based compensation expense related to these restricted stock grants was approximately $39,000 for the year ended December 31, 2011 and 2010.

Stock Appreciation Rights

During March 2011, the Company granted 880,000 performance units to certain key employees that grant the holder the right to receive compensation based on the appreciation in the Company’s common stock in the event of transfer of control of the Company ("Performance Units"). As the vesting of the Performance Units is contingent upon the sale of the Company, the expense associated with the granting of the Performance Units was not material. The Performance Units issued to such key employees were terminated, and exchanged for options to purchase a total of 435,000 shares of common stock on January 30, 2012.

Common Stock Reserved for Future Issuance

The following table summarizes the common stock reserved for future issuance as of December 31, 2011:

Common Stock

Convertible preferred stock – Series B	58,415
Convertible notes payable	205,255
Stock options outstanding	1,707,713
Warrants outstanding	28,453,760
Authorized for future grant under the 1999 Plan	2,316,445
32,741,588

EMPLOYEE BENEFIT PLAN	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 16. EMPLOYEE BENEFIT PLAN

During 1995, the Company adopted a defined contribution 401(k) retirement plan (the “Plan”). All U.S. based employees aged 21 years and older are eligible to become participants after the completion of 60 days employment. The Plan provides for annual contributions by the Company of 50% of employee contributions not to exceed 8% of employee compensation.  Effective April 1, 2009, the Plan was amended to provide for Company contributions on a discretionary basis. Participants may contribute up to 100% of the annual contribution limitations determined by the Internal Revenue Service.

Employees are fully vested in their share of the Company’s contributions after the completion of five years of service. In 2011, the Company made contributions of approximately $88,000 for the 2011 plan year. In 2010, the Company made contributions of approximately $24,000 for the 2009 plan year.  The Company did not make any contributions for the 2010 plan year. The Company has not made any discretionary contributions to the Plan.

PENSION PLAN	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 17. PENSION PLAN

One of the Company’s foreign subsidiaries maintains a defined benefit pension plan that provides benefits based on length of service and final average earnings. The following table sets forth the benefit obligation, fair value of plan assets, and the funded status of the Company’s plan; amounts recognized in the Company’s consolidated financial statements; and the assumptions used in determining the actuarial present value of the benefit obligations as of December 31:

($ in thousands)	2011	2010
Change in benefit obligation:
Benefit obligation at beginning of year	$1,770	$1,769
Service cost	2	2
Interest cost	91	83
Actuarial gain (loss)	(9)	(8)
Effect of exchange rate changes	(8)	(76)
Effect of curtailment	—	—
Benefits paid	—	—
Benefit obligation at end of year	1,846	1,770

Change in plan assets:
Fair value of plan assets at beginning of year	1,369	1,349
Actual return of plan assets	41	(23)
Company contributions	45	43
Benefits paid	—	—
Fair value of plan assets at end of year	1,455	1,369

Funded status	(391)	(401)
Unrecognized actuarial loss (gain)	334	320
Unrecognized prior service (benefit) cost	—	—
Additional minimum liability	(334)	(320)
Unrecognized transition (asset) liability		—
Net amount recognized	$(391)	$(401)

Plan Assets
Pension plan assets were comprised of the following asset categories at December 31,
Equity securities	2.20%	4.50%
Debt securities	93.90%	92.00%
Other	3.90%	3.50%
Total	100.00%	100.00%

Components of net periodic benefit cost are as follows:
Service cost	$2	$2
Interest cost on projected benefit obligations	91	83
Expected return on plan assets	—	—
Amortization of prior service costs	—	—
Amortization of actuarial loss	—	—
Net periodic benefit costs	$93	$85

The weighted average assumptions used to determine net periodic benefit cost for the years ended December 31, were
Discount rate	4.60%	4.60%
Expected return on plan assets	4.00%	4.00%
Rate of compensation increase	N/A	N/A
The following discloses information about the Company’s defined benefit pension plan that had an accumulated benefit obligation in excess of plan assets as of December 31,
Projected benefit obligation	$1,846	$1,770
Accumulated benefit obligation	$1,846	$1,770
Fair value of plan assets	$1,455	$1,369

The following benefit payments are expected to be paid as follows:

2012	$-	$—
2013	$-	$—
2014	$-	$—
2015	$17	$18
2016 — 2021	$510	$409

The Company made contributions to the plan of approximately $45,000 and $43,000 during years 2011 and 2010, respectively.

The investment objectives for the plan are the preservation of capital, current income and long-term growth of capital. The Company’s pension assets are classified within Level 1 of the fair value hierarchy, as defined under ASC 820, because they are valued using market prices. The pension assets are primarily comprised of the cash surrender value of insurance contracts. All plan assets are managed in a policyholder pool in Germany by outside investment managers. The measurement date used to determine the benefit information of the plan was January 1, 2012.

ACCUMULATED OTHER COMPREHENSIVE LOSS	12 Months Ended
Dec. 31, 2011
Accumulated Other Comprehensive Loss
NOTE 18. ACCUMULATED OTHER COMPREHENSIVE LOSS

Accumulated other comprehensive income is the combination of the additional minimum liability related to the Company’s defined benefit pension plan, recognized pursuant to ASC 715-30, “Compensation - Retirement B enefits - Defined Benefit Plans – Pension” and the accumulated gains or losses from foreign currency translation adjustments. The Company translates foreign currencies of its German, Canadian and Mexican subsidiaries into U.S. dollars using the period end exchange rate. Revenue and expenses were translated using the weighted average exchange rates for the reporting period. All items are shown net of tax.

As of December 31, 2011 and 2010, the components of accumulated other comprehensive loss were as follows:

($ in thousands)	2011	2010

Additional minimum pension liability	$42	$70
Foreign currency translation adjustment	(107)	(132)
Ending balance	$(65)	$(62)

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
NOTE 19. SUBSEQUENT EVENTS

In March 2012, the Company entered into agreements with the holders of certain warrants acquired in connection with the Qualified Financing, which warrants are currently exercisable for 12,252,500 shares of the Company’s common stock at an exercise price of $0.50 per share. The warrants contained certain settlement provisions that required, under specific circumstances, a net cash settlement upon the occurrence of a “Fundamental Transaction” as defined in the warrants. These provisions effectively resulted in the characterization of the warrants as derivative liabilities for accounting purposes. The agreements amended the warrants to revise, among other provisions, the definition of “Fundamental Transaction” resulting in the elimination of the treatment of the warrants as derivative liabilities. For the year ended December 31, 2011, the derivative expense attributable to the warrants totaled $2.9 million, which represents the change in fair value attributable to the warrants from the date of issuance, December 20, 2011, to December 31, 2011. The derivative liability on the balance sheet attributable to the warrants at December, 31, 2011 totaled approximately $8.5 million. The Company determined the fair value of the warrants on the date of the agreements to amend the warrants and recorded a related loss of approximately $5.1 million which will be included in the consolidated statement of operations for the Company for the period ended March 31, 2012. Additionally, as a result of the agreements to amend the warrants, the warrants no longer qualify for derivative liability treatment, resulting in the reclassification of the derivative liability of approximately $13 million into a component of additional paid-in capital in the Company’s financial statements for the period ended March 31, 2012.

During the three months ended March 31, 2012, the Company paid approximately $178,000 in accumulated dividends to the holders of its Series B convertible preferred stock.